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Exhibit F

Rule 24 Reporting Requirement No. 7
October 1, 2004 through December 31, 2004

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I. Types of services and goods sold by Enron to Portland General:
                                                                                                                         Amounts
Company                                                          Description                                             Expended
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Enron to Portland General Electric                               Insurance coverages, premiums paid by Enron            $656,250.00
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Enron to Portland General Electric                               Medical/Dental benefits, premiums paid by Enron      $3,802,098.79
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Enron to Portland General Electric                               401K Employer contributions and company match        $5,335,289.21
                                                                 forwarded to Enron for deposit (convenience
                                                                 payment), 401K Fees
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II. Types of services and goods sold by Portland General to Enron:
                                                                                                                         Amounts
Company                                                          Description                                             Expended
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Portland General Electric to Portland General Holdings           Accounting, Tax and Legal support services, interest     $4,750.79
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Portland General Electric to PGHII                               Accounting and Tax support services, interest           $72,607.58
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Portland General Electric to Portland Energy Solutions           Accounting, Tax and Legal support services, project
                                                                 oversight services, interest                                 $0.00
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Portland General Electric to Portland General Distributions      Accounting, Tax and Legal support services, project     ($3,135.88)
Services                                                         oversight services, interest
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Portland General Electric to Microclimates                       Accounting, Tax and Legal support services, project     $13,901.32
                                                                 oversight services, interest
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